                                Signatures

        After reasonable inquiry and to the best of each of the
   undersigned's knowledge and belief, each of the undersigned certifies that the information set forth in the statement is true, complete and correct.

                            RENEWABLE PRODUCTS LLC

                            By its manager, TSCP Machinery & Processing
                            Group, LLC

                                 By Thompson Street Capital Partners,
                                 L.P.

                                      By Thompson Street Capital GP LLC

                                           By:  /s/ James A. Cooper
                                                ------------------------
                                                James A. Cooper
                                                Managing Member

                            TSCP MACHINERY & PROCESSING GROUP, LLC

                            By Thompson Street Capital Partners, L.P.

                                 By Thompson Street Capital GP LLC

                                      By:  /s/ James A. Cooper
                                           -----------------------------
                                           James A. Cooper
                                           Managing Member

                            THOMPSON STREET CAPITAL PARTNERS, L.P.

                            By Thompson Street Capital GP LLC

                                 By:  /s/ James A. Cooper
                                      ----------------------------------
                                      James A. Cooper
                                      Managing Member

                            THOMPSON STREET CAPITAL GP LLC

                            By:  /s/ James A. Cooper
                                 ---------------------------------------
                                 James A. Cooper
                                 Managing Member

                                 /s/ James A. Cooper
                                 ---------------------------------------
                                 JAMES A. COOPER, individually

                                 /s/ Peter S. Finley
                                 ---------------------------------------
                                 PETER S. FINLEY, individually